EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Second Quarter 2020 Financial Results and Declares Dividend

HONOLULU, Hawaii July 24, 2020--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended June 30, 2020.

“I am very proud of our teams’ extraordinary efforts to manage through the pandemic’s disruption with agility and resilience while ensuring the health and safety of their co-workers, customers and community,” said Bob Harrison, Chairman, President and CEO. “During this difficult time for our local economy, we focused our efforts on creating stability by offering relief assistance to customers and support to the community. Our teams leveraged technology investments to develop an online application portal that enabled us to secure over $940 million in PPP loans for 6,000 small business customers. We also successfully launched the Aloha for Hawaii Fund, which supported the restaurant industry, and donated $1 million to non-profits for COVID-19 relief. Another $1 million was donated to the Stronger Together Fund to support the 2020 public high school graduates as they transition to the next phase of their lives.”

On July 22, 2020 the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on September 4, 2020 to stockholders of record at the close of business on August 24, 2020.

Second Quarter 2020 Highlights:

●	Net income of $20.0 million, or $0.15 per diluted share
●	Total loans and leases increased $383.8 million, or 2.9%, versus prior quarter
●	Deposits balances increased $2.3 billion, or 13.8% versus the prior quarter
●	Net interest margin (“NIM”) was 2.58%
●	Recorded a $55.4 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $23.0 billion as of June 30, 2020, compared to $20.8 billion as of March 31, 2020.

Gross loans and leases were $13.8 billion as of June 30, 2020, an increase of $383.8 million, or 2.9%, from $13.4 billion as of March 31, 2020. Loan growth was driven by Paycheck Protection Program (“PPP”) loans, partially offset by declines in other commercial loans, including shared national credits (“SNCs”) and dealer flooring loans.

Total deposits were $19.4 billion as of June 30, 2020, an increase of $2.3 billion, or 13.8%, from $17.0 billion as of March 31, 2020. The increase in deposit balances was due to growth in consumer and commercial deposits, which included a portion of PPP loan proceeds, and an increase in public deposits.

Net Interest Income

Net interest income for the second quarter of 2020 was $127.8 million, a decrease of $10.9 million, or 7.8%, compared to $138.7 million for the prior quarter.

The NIM was 2.58% in the second quarter of 2020, a decrease of 54 basis points compared to 3.12% in the first quarter of 2020. The decline in NIM was due to lower interest rates and excess liquidity.

Provision Expense

During the quarter ended June 30, 2020, the Bank recorded a total provision for credit losses of $55.4 million. In the quarter ended March 31, 2020, the total provision for credit losses was $41.2 million. The provision expense recorded in the first and second quarters was due to expectations for increased credit losses as a result of COVID-19 and its impact on Hawaii’s economy.

Noninterest Income

Noninterest income was $45.7 million in the second quarter of 2020, a decrease of $3.6 million compared to noninterest income of $49.2 million in the first quarter of 2020.

Noninterest Expense

Noninterest expense was $91.5 million in the second quarter of 2020, a decrease of $5.0 million from $96.5 million in the first quarter of 2020.

The efficiency ratio was 52.7% and 51.3% for the quarters ended June 30, 2020 and March 31, 2020, respectively.

Taxes

The effective tax rate was 24.6% for the quarter ended June 30, 2020 and 22.6% for the quarter ended March 31, 2020.

Asset Quality

The allowance for credit losses was $192.1 million, or 1.40% of total loans and leases, as of June 30, 2020, compared to $166.0 million, or 1.24% of total loans and leases, as of March 31, 2020. The reserve for unfunded commitments was $23.2 million as of June 30, 2020 compared to $17.3 million as of March 31, 2020. Net charge-offs were $23.4 million, or 0.67% of average loans and leases on an annualized basis for the quarter ended June 30, 2020, compared to $6.1 million, or 0.19% of average loans and leases on an annualized basis for the quarter ended March 31, 2020. Total non-performing assets were $33.3 million, or 0.24% of total loans and leases and other real estate owned, at June 30, 2020, compared to non-performing assets of $7.2 million, or 0.05% of total loans and leases and other real estate owned, at March 31, 2020.

Capital

Total stockholders' equity was $2.7 billion at both June 30 and March 31, 2020.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.75%, 11.86% and 13.11%, respectively, at June 30, 2020, compared with 8.63%, 11.65% and 12.90%, respectively, at March 31, 2020.

The Company suspended its stock repurchase program during the first quarter and did not repurchase any shares of common stock in the second quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time. To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID: 4496063. A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available two hours after the conclusion of the call until 4:30 p.m. (Eastern Time) on July 31, 2020. Access the replay by dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 4496063.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Use of Non-GAAP Financial Measures

We present net interest income, noninterest income, noninterest expense, net income, earnings per share (basic and diluted) and the related ratios described below, on an adjusted, or “core,” basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity.

Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

Tables 14 and 15 at the end of this document provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Susan Kam
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	skam@fhb.com

Financial Highlights					Table 1
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share data)	2020	2020	2019	2020	2019
Operating Results:
Net interest income	$127,822	$138,683	$145,613	$266,505	$290,702
Provision for credit losses	55,446	41,200	3,870	96,646	9,550
Noninterest income	45,656	49,228	48,773	94,884	95,845
Noninterest expense	91,450	96,466	93,290	187,916	185,913
Net income	20,049	38,865	72,433	58,914	142,357
Basic earnings per share	0.15	0.30	0.54	0.45	1.06
Diluted earnings per share	0.15	0.30	0.54	0.45	1.06
Dividends declared per share	0.26	0.26	0.26	0.52	0.52
Dividend payout ratio	173.33%	86.67%	48.15%	115.56%	49.06%
Supplemental Income Statement Data (non-GAAP):
Core net interest income	$127,822	$138,683	$145,613	$266,505	$290,702
Core noninterest income	45,867	49,143	48,752	95,010	98,437
Core noninterest expense	91,450	96,466	93,029	187,916	185,391
Core net income	20,204	38,803	72,612	59,007	144,664
Core basic earnings per share	0.16	0.30	0.54	0.45	1.07
Core diluted earnings per share	0.16	0.30	0.54	0.45	1.07
Performance Ratio(1):
Net interest margin	2.58%	3.12%	3.25%	2.84%	3.24%
Core net interest margin (non-GAAP)	2.58%	3.12%	3.25%	2.84%	3.24%
Efficiency ratio	52.70%	51.33%	47.99%	51.99%	48.09%
Core efficiency ratio (non-GAAP)	52.64%	51.35%	47.86%	51.97%	47.64%
Return on average total assets	0.36%	0.77%	1.42%	0.56%	1.40%
Core return on average total assets (non-GAAP)	0.36%	0.77%	1.43%	0.56%	1.43%
Return on average tangible assets (non-GAAP)	0.38%	0.81%	1.50%	0.58%	1.48%
Core return on average tangible assets (non-GAAP)(2)	0.38%	0.81%	1.50%	0.58%	1.50%
Return on average total stockholders' equity	2.99%	5.87%	11.13%	4.42%	11.15%
Core return on average total stockholders' equity (non-GAAP)	3.01%	5.87%	11.16%	4.43%	11.33%
Return on average tangible stockholders' equity (non-GAAP)	4.74%	9.39%	17.99%	7.04%	18.17%
Core return on average tangible stockholders’ equity (non-GAAP)(3)	4.77%	9.37%	18.03%	7.05%	18.46%
Average Balances:
Average loans and leases	$13,956,669	$13,191,426	$13,209,655	$13,574,048	$13,142,057
Average earning assets	19,854,795	17,814,189	17,971,615	18,834,492	18,031,189
Average assets	22,341,654	20,313,304	20,390,273	21,327,479	20,442,266
Average deposits	18,540,394	16,543,305	16,664,837	17,541,849	16,764,700
Average stockholders' equity	2,697,775	2,660,811	2,610,565	2,679,293	2,575,775
Market Value Per Share:
Closing	17.24	16.53	25.87	17.24	25.87
High	21.50	31.25	28.20	31.25	28.20
Low	13.56	15.42	24.83	13.56	22.13

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
	2020	2020	2019	2019
Balance Sheet Data:
Loans and leases	$13,764,030	$13,380,270	$13,211,650	$13,264,609
Total assets	22,993,715	20,755,891	20,166,734	20,526,367
Total deposits	19,361,634	17,020,002	16,444,994	16,792,078
Short-term borrowings	200,000	400,000	400,000	200,000
Long-term borrowings	200,019	200,019	200,019	400,028
Total stockholders' equity	2,701,897	2,664,685	2,640,258	2,659,441

Per Share of Common Stock:
Book value	$20.81	$20.52	$20.32	$19.92
Tangible book value (non-GAAP)(4)	13.14	12.86	12.66	12.46

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.24%	0.05%	0.04%	0.03%
Allowance for credit losses for loans and leases / total loans and leases	1.40%	1.24%	0.99%	1.04%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	11.86%	11.65%	11.88%	11.84%
Tier 1 Capital Ratio	11.86%	11.65%	11.88%	11.84%
Total Capital Ratio	13.11%	12.90%	12.81%	12.81%
Tier 1 Leverage Ratio	7.75%	8.63%	8.79%	8.75%
Total stockholders' equity to total assets	11.75%	12.84%	13.09%	12.96%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.76%	8.45%	8.58%	8.52%

Non-Financial Data:
Number of branches	58	58	58	59
Number of ATMs	295	304	301	292
Number of Full-Time Equivalent Employees	2,100	2,103	2,092	2,123

(1)	Except for the efficiency ratio and the core efficiency ratio, amounts are annualized for the three and six months ended June 30, 2020 and 2019 and the three months ended March 31, 2020.
(2)	Core return on average tangible assets is a non-GAAP financial measure. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(3)	Core return on average tangible stockholders’ equity is a non-GAAP financial measure. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(4)	Tangible book value is a non-GAAP financial measure. We compute our tangible book value as the ratio of tangible stockholders’ equity to shares outstanding. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Interest income
Loans and lease financing	$122,298	$134,971	$146,883	$257,269	$291,289
Available-for-sale securities	17,529	21,210	24,784	38,739	49,270
Other	792	2,351	2,151	3,143	5,820
Total interest income	140,619	158,532	173,818	299,151	346,379
Interest expense
Deposits	8,583	15,600	23,693	24,183	46,890
Short-term and long-term borrowings	4,214	4,249	4,512	8,463	8,787
Total interest expense	12,797	19,849	28,205	32,646	55,677
Net interest income	127,822	138,683	145,613	266,505	290,702
Provision for credit losses	55,446	41,200	3,870	96,646	9,550
Net interest income after provision for credit losses	72,376	97,483	141,743	169,859	281,152
Noninterest income
Service charges on deposit accounts	5,927	8,950	8,123	14,877	16,183
Credit and debit card fees	10,870	14,949	16,629	25,819	33,284
Other service charges and fees	7,912	8,539	9,403	16,451	18,532
Trust and investment services income	8,664	9,591	8,931	18,255	17,549
Bank-owned life insurance	4,432	2,260	3,390	6,692	7,203
Investment securities (losses) gains, net	(211)	85	21	(126)	(2,592)
Other	8,062	4,854	2,276	12,916	5,686
Total noninterest income	45,656	49,228	48,773	94,884	95,845
Noninterest expense
Salaries and employee benefits	42,414	44,829	42,185	87,243	87,045
Contracted services and professional fees	15,478	16,055	14,303	31,533	27,948
Occupancy	7,302	7,243	7,286	14,545	14,272
Equipment	5,207	4,708	4,544	9,915	8,828
Regulatory assessment and fees	2,100	1,946	2,149	4,046	3,596
Advertising and marketing	1,402	1,823	1,980	3,225	3,946
Card rewards program	5,163	7,015	7,664	12,178	14,396
Other	12,384	12,847	13,179	25,231	25,882
Total noninterest expense	91,450	96,466	93,290	187,916	185,913
Income before provision for income taxes	26,582	50,245	97,226	76,827	191,084
Provision for income taxes	6,533	11,380	24,793	17,913	48,727
Net income	$20,049	$38,865	$72,433	$58,914	$142,357
Basic earnings per share	$0.15	$0.30	$0.54	$0.45	$1.06
Diluted earnings per share	$0.15	$0.30	$0.54	$0.45	$1.06
Basic weighted-average outstanding shares	129,856,730	129,895,706	134,420,380	129,876,218	134,655,217
Diluted weighted-average outstanding shares	130,005,195	130,351,585	134,652,008	130,163,722	134,924,331

Consolidated Balance Sheets	Table 3
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2020	2020	2019	2019
Assets
Cash and due from banks	$347,592	$353,908	$360,375	$423,802
Interest-bearing deposits in other banks	1,507,630	698,924	333,642	259,713
Investment securities, at fair value (amortized cost: $5,025,433 as of June 30, 2020, $4,014,397 as of March 31, 2020, $4,080,663 as of December 31, 2019 and $4,399,597 as of June 30, 2019)	5,135,775	4,058,457	4,075,644	4,395,476
Loans held for sale	6,698	8,180	904	215
Loans and leases	13,764,030	13,380,270	13,211,650	13,264,609
Less: allowance for credit losses	192,120	166,013	130,530	138,535
Net loans and leases	13,571,910	13,214,257	13,081,120	13,126,074

Premises and equipment, net	322,919	321,254	316,885	313,200
Other real estate owned and repossessed personal property	446	238	319	—
Accrued interest receivable	58,420	43,552	45,239	49,205
Bank-owned life insurance	458,720	455,226	453,873	450,722
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	11,595	11,979	12,668	14,573
Other assets	576,518	594,424	490,573	497,895
Total assets	$22,993,715	$20,755,891	$20,166,734	$20,526,367
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,481,543	$11,274,463	$10,564,922	$11,028,921
Noninterest-bearing	6,880,091	5,745,539	5,880,072	5,763,157
Total deposits	19,361,634	17,020,002	16,444,994	16,792,078
Short-term borrowings	200,000	400,000	400,000	200,000
Long-term borrowings	200,019	200,019	200,019	400,028
Retirement benefits payable	138,624	138,396	138,222	128,610
Other liabilities	391,541	332,789	343,241	346,210
Total liabilities	20,291,818	18,091,206	17,526,476	17,866,926

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,140,542 / 129,866,898 shares as of June 30, 2020, issued/outstanding: 140,092,172 / 129,827,968 shares as of March 31, 2020, issued/outstanding: 139,917,150 / 129,928,479 shares as of December 31, 2019 and issued/outstanding: 139,857,673 / 133,508,212 shares as of June 30, 2019)	1,401	1,401	1,399	1,399
Additional paid-in capital	2,509,271	2,506,477	2,503,677	2,499,946
Retained earnings	415,296	429,323	437,072	363,748
Accumulated other comprehensive income (loss), net	52,731	4,129	(31,749)	(31,984)
Treasury stock (10,273,644 shares as of June 30, 2020, 10,264,204 shares as of March 31, 2020, 9,988,671 shares as of December 31, 2019 and 6,349,461 shares as of June 30, 2019)	(276,802)	(276,645)	(270,141)	(173,668)
Total stockholders' equity	2,701,897	2,664,685	2,640,258	2,659,441
Total liabilities and stockholders' equity	$22,993,715	$20,755,891	$20,166,734	$20,526,367

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2020			March 31, 2020			June 30, 2019
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,436.2	$0.4	0.10%	$516.8	$1.6	1.25%	$247.2	$1.4	2.35%
Available-for-Sale Investment Securities	4,390.4	17.5	1.60	4,033.2	21.2	2.10	4,438.1	24.8	2.23
Loans Held for Sale	9.8	0.1	2.93	15.8	0.1	1.70	0.7	—	2.76
Loans and Leases(1)
Commercial and industrial	3,601.0	24.3	2.71	2,776.2	24.6	3.56	3,235.0	34.3	4.26
Commercial real estate	3,438.8	28.3	3.31	3,433.2	34.6	4.05	3,094.4	36.0	4.67
Construction	584.1	4.9	3.35	538.5	5.7	4.27	583.6	6.9	4.73
Residential:
Residential mortgage	3,682.7	35.7	3.88	3,721.2	37.7	4.05	3,581.2	37.2	4.16
Home equity line	885.2	6.8	3.07	887.4	7.7	3.50	908.5	8.6	3.79
Consumer	1,526.5	20.6	5.42	1,611.7	23.0	5.75	1,657.7	22.7	5.48
Lease financing	238.4	1.7	2.88	223.2	1.6	2.85	149.3	1.2	3.31
Total Loans and Leases	13,956.7	122.3	3.52	13,191.4	134.9	4.11	13,209.7	146.9	4.46
Other Earning Assets	61.7	0.4	2.79	57.0	0.7	5.30	76.0	0.7	3.71
Total Earning Assets(2)	19,854.8	140.7	2.84	17,814.2	158.5	3.57	17,971.7	173.8	3.88
Cash and Due from Banks	295.1			327.4			342.6
Other Assets	2,191.8			2,171.7			2,076.0
Total Assets	$22,341.7			$20,313.3			$20,390.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,501.9	$0.9	0.07%	$5,090.4	$3.3	0.26%	4,712.2	$4.0	0.34%
Money Market	3,270.3	1.1	0.13	3,064.8	4.6	0.61	3,126.7	7.4	0.95
Time	3,335.6	6.6	0.79	2,534.7	7.7	1.23	3,084.6	12.3	1.60
Total Interest-Bearing Deposits	12,107.8	8.6	0.29	10,689.9	15.6	0.59	10,923.5	23.7	0.87
Short-Term Borrowings	395.6	2.8	2.88	401.7	2.8	2.88	50.4	0.3	2.25
Long-Term Borrowings	200.0	1.4	2.77	200.0	1.4	2.77	593.5	4.2	2.86
Total Interest-Bearing Liabilities	12,703.4	12.8	0.41	11,291.6	19.8	0.71	11,567.4	28.2	0.98
Net Interest Income		$127.9			$138.7			$145.6
Interest Rate Spread			2.43%			2.86%			2.90%
Net Interest Margin			2.58%			3.12%			3.25%
Noninterest-Bearing Demand Deposits	6,432.6			5,853.4			5,741.3
Other Liabilities	507.9			507.5			471.0
Stockholders' Equity	2,697.8			2,660.8			2,610.6
Total Liabilities and Stockholders' Equity	$22,341.7			$20,313.3			$20,390.3

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.1 million, nil and nil for the three months ended June 30, 2020, March 31, 2020 and June 30, 2019, respectively.

Average Balances and Interest Rates						Table 5
	Six Months Ended			Six Months Ended
	June 30, 2020			June 30, 2019
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$976.5	$2.0	0.40%	$376.5	$4.6	2.49%
Available-for-Sale Investment Securities	4,211.8	38.7	1.84	4,428.0	49.3	2.23
Loans Held for Sale	12.8	0.1	2.17	0.5	—	2.76
Loans and Leases(1)
Commercial and industrial	3,188.4	48.9	3.08	3,200.9	67.5	4.25
Commercial real estate	3,426.3	62.9	3.69	3,044.9	70.7	4.68
Construction	561.5	10.6	3.79	610.2	14.4	4.75
Residential:
Residential mortgage	3,711.5	73.4	3.95	3,563.2	73.9	4.14
Home equity line	886.3	14.5	3.28	912.1	17.3	3.82
Consumer	1,569.2	43.6	5.59	1,662.5	45.2	5.48
Lease financing	230.8	3.3	2.90	148.3	2.3	3.15
Total Loans and Leases	13,574.0	257.2	3.80	13,142.1	291.3	4.46
Other Earning Assets	59.4	1.2	3.99	84.1	1.2	2.81
Total Earning Assets(2)	18,834.5	299.2	3.19	18,031.2	346.4	3.86
Cash and Due from Banks	311.2			351.4
Other Assets	2,181.8			2,059.7
Total Assets	$21,327.5			$20,442.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,296.1	$4.2	0.16%	$4,762.6	$8.2	0.35%
Money Market	3,167.6	5.7	0.36	3,155.0	15.0	0.96
Time	2,935.1	14.3	0.98	3,063.3	23.7	1.56
Total Interest-Bearing Deposits	11,398.8	24.2	0.43	10,980.9	46.9	0.86
Short-Term Borrowings	398.6	5.7	2.88	31.7	0.4	2.29
Long-Term Borrowings	200.0	2.7	2.77	596.7	8.4	2.85
Total Interest-Bearing Liabilities	11,997.4	32.6	0.55	11,609.3	55.7	0.97
Net Interest Income		$266.6			$290.7
Interest Rate Spread			2.64%			2.89%
Net Interest Margin			2.84%			3.24%
Noninterest-Bearing Demand Deposits	6,143.0			5,783.8
Other Liabilities	507.8			473.4
Stockholders' Equity	2,679.3			2,575.8
Total Liabilities and Stockholders' Equity	$21,327.5			$20,442.3

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.1 million and nil for the six months ended June 30, 2020 and 2019, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended June 30, 2020
	Compared to March 31, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$1.1	$(2.3)	$(1.2)
Available-for-Sale Investment Securities	1.7	(5.4)	(3.7)
Loans and Leases
Commercial and industrial	6.4	(6.7)	(0.3)
Commercial real estate	—	(6.3)	(6.3)
Construction	0.5	(1.3)	(0.8)
Residential:
Residential mortgage	(0.4)	(1.6)	(2.0)
Home equity line	—	(0.9)	(0.9)
Consumer	(1.2)	(1.2)	(2.4)
Lease financing	0.1	—	0.1
Total Loans and Leases	5.4	(18.0)	(12.6)
Other Earning Assets	0.1	(0.4)	(0.3)
Total Change in Interest Income	8.3	(26.1)	(17.8)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.2	(2.6)	(2.4)
Money Market	0.3	(3.8)	(3.5)
Time	2.1	(3.2)	(1.1)
Total Interest-Bearing Deposits	2.6	(9.6)	(7.0)
Total Change in Interest Expense	2.6	(9.6)	(7.0)
Change in Net Interest Income	$5.7	$(16.5)	$(10.8)

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended June 30, 2020
	Compared to June 30, 2019
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$1.4	$(2.4)	$(1.0)
Available-for-Sale Investment Securities	(0.3)	(7.0)	(7.3)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and industrial	3.6	(13.6)	(10.0)
Commercial real estate	3.7	(11.4)	(7.7)
Construction	—	(2.0)	(2.0)
Residential:
Residential mortgage	1.0	(2.5)	(1.5)
Home equity line	(0.2)	(1.6)	(1.8)
Consumer	(1.8)	(0.3)	(2.1)
Lease financing	0.7	(0.2)	0.5
Total Loans and Leases	7.0	(31.6)	(24.6)
Other Earning Assets	(0.1)	(0.2)	(0.3)
Total Change in Interest Income	8.1	(41.2)	(33.1)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.6	(3.7)	(3.1)
Money Market	0.3	(6.6)	(6.3)
Time	1.0	(6.7)	(5.7)
Total Interest-Bearing Deposits	1.9	(17.0)	(15.1)
Short-Term Borrowings	2.4	0.1	2.5
Long-Term Borrowings	(2.7)	(0.1)	(2.8)
Total Change in Interest Expense	1.6	(17.0)	(15.4)
Change in Net Interest Income	$6.5	$(24.2)	$(17.7)

Analysis of Change in Net Interest Income			Table 8
	Six Months Ended June 30, 2020
	Compared to June 30, 2019
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$3.4	$(6.0)	$(2.6)
Available-for-Sale Investment Securities	(2.3)	(8.3)	(10.6)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and industrial	(0.2)	(18.4)	(18.6)
Commercial real estate	8.3	(16.1)	(7.8)
Construction	(1.1)	(2.7)	(3.8)
Residential:
Residential mortgage	2.9	(3.4)	(0.5)
Home equity line	(0.5)	(2.3)	(2.8)
Consumer	(2.5)	0.9	(1.6)
Lease financing	1.2	(0.2)	1.0
Total Loans and Leases	8.1	(42.2)	(34.1)
Other Earning Assets	(0.4)	0.4	—
Total Change in Interest Income	8.9	(56.1)	(47.2)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.9	(4.9)	(4.0)
Money Market	0.1	(9.4)	(9.3)
Time	(1.0)	(8.4)	(9.4)
Total Interest-Bearing Deposits	—	(22.7)	(22.7)
Short-Term Borrowings	5.2	0.1	5.3
Long-Term Borrowings	(5.5)	(0.2)	(5.7)
Total Change in Interest Expense	(0.3)	(22.8)	(23.1)
Change in Net Interest Income	$9.2	$(33.3)	$(24.1)

Loans and Leases				Table 9
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2020	2020	2019	2019
Commercial and industrial	$3,423,708	$3,025,345	$2,743,242	$3,177,844
Commercial real estate	3,423,499	3,413,014	3,463,953	3,194,219
Construction	617,935	572,062	519,241	549,578
Residential:
Residential mortgage	3,691,950	3,673,455	3,768,936	3,618,433
Home equity line	876,491	891,698	893,239	908,452
Total residential	4,568,441	4,565,153	4,662,175	4,526,885
Consumer	1,492,160	1,568,073	1,620,556	1,650,713
Lease financing	238,287	236,623	202,483	165,370
Total loans and leases	$13,764,030	$13,380,270	$13,211,650	$13,264,609

Deposits				Table 10
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2020	2020	2019	2019
Demand	$6,880,091	$5,745,539	$5,880,072	$5,763,157
Savings	5,727,367	5,213,471	4,998,933	4,908,000
Money Market	3,247,511	3,148,694	3,055,832	3,050,843
Time	3,506,665	2,912,298	2,510,157	3,070,078
Total Deposits	$19,361,634	$17,020,002	$16,444,994	$16,792,078

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2020	2020	2019	2019
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$11,559	$32	$32	$119
Commercial real estate	13,168	—	30	—
Construction	2,043	2,422	—	—
Total Commercial Loans	26,770	2,454	62	119
Residential Loans:
Residential mortgage	6,059	4,472	5,406	3,771
Total Residential Loans	6,059	4,472	5,406	3,771
Total Non-Accrual Loans and Leases	32,829	6,926	5,468	3,890
Other Real Estate Owned	446	238	319	—
Total Non-Performing Assets	$33,275	$7,164	$5,787	$3,890

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$2,309	$4,007	$1,429	$807
Commercial real estate	900	757	1,013	—
Construction	248	148	2,367	—
Total Commercial Loans	3,457	4,912	4,809	807
Residential Loans:
Residential mortgage	—	82	74	—
Home equity line	4,496	2,566	2,995	1,635
Total Residential Loans	4,496	2,648	3,069	1,635
Consumer	2,167	3,353	4,272	3,295
Total Accruing Loans and Leases Past Due 90 Days or More	$10,120	$10,913	$12,150	$5,737

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	11,182	17,823	14,493	23,466
Total Loans and Leases	$13,764,030	$13,380,270	$13,211,650	$13,264,609

Allowance for Credit Losses					Table 12
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(dollars in thousands)	2020	2020	2019	2020	2019
Balance at Beginning of Period	$166,013	$130,530	$141,546	$130,530	$141,718
Adjustment to Adopt ASC Topic 326	—	770	—	770	—
After Adoption of ASC Topic 326	166,013	131,300	141,546	131,300	141,718
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(13,974)	(201)	(2,000)	(14,175)	(2,000)
Commercial real estate	(2,723)	—	—	(2,723)	—
Construction	(379)	—	—	(379)	—
Lease financing	—	—	—	—	(24)
Total Commercial Loans	(17,076)	(201)	(2,000)	(17,277)	(2,024)
Residential Loans:
Residential mortgage	(14)	—	—	(14)	—
Home equity line	—	(8)	—	(8)	—
Total Residential Loans	(14)	(8)	—	(22)	—
Consumer	(8,907)	(8,597)	(7,505)	(17,504)	(16,103)
Total Loans and Leases Charged-Off	(25,997)	(8,806)	(9,505)	(34,803)	(18,127)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	100	220	25	320	62
Commercial real estate	—	—	32	—	63
Construction	30	110	—	140	—
Total Commercial Loans	130	330	57	460	125
Residential Loans:
Residential mortgage	17	135	118	152	336
Home equity line	8	122	67	130	99
Total Residential Loans	25	257	185	282	435
Consumer	2,456	2,083	2,382	4,539	4,834
Total Recoveries on Loans and Leases Previously Charged-Off	2,611	2,670	2,624	5,281	5,394
Net Loans and Leases Charged-Off	(23,386)	(6,136)	(6,881)	(29,522)	(12,733)
Provision for Credit Losses - Loans and Leases	49,493	40,849	3,870	90,342	9,550
Balance at End of Period	$192,120	$166,013	$138,535	$192,120	$138,535
Average Loans and Leases Outstanding	$13,956,669	$13,191,426	$13,209,655	$13,574,048	$13,142,057
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.67%	0.19%	0.21%	0.44%	0.20%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.40%	1.24%	1.04%	1.40%	1.04%

(1)	Annualized for the three and six months ended June 30, 2020 and 2019 and three months ended March 31, 2020.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2020	2019	2018	2017	2016	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$989,501	$349,261	$271,941	$76,742	$62,113	$68,468	$1,182,299	$39,617	$3,039,942
Special Mention	28,136	9,235	8,460	841	335	27,174	113,642	509	188,332
Substandard	16,621	1,724	1,836	2,000	4,321	9,788	52,225	938	89,453
Other (1)	9,091	16,661	12,574	7,884	3,199	811	55,761	—	105,981
Total Commercial and Industrial	1,043,349	376,881	294,811	87,467	69,968	106,241	1,403,927	41,064	3,423,708

Commercial Real Estate
Risk rating:
Pass	171,445	618,501	523,149	440,549	296,474	927,232	33,878	—	3,011,228
Special Mention	—	113,286	53,391	62,165	47,790	66,008	2,999	—	345,639
Substandard	—	16,304	14,617	1,655	6,630	17,947	8,970	—	66,123
Other (1)	—	—	—	—	—	509	—	—	509
Total Commercial Real Estate	171,445	748,091	591,157	504,369	350,894	1,011,696	45,847	—	3,423,499

Construction
Risk rating:
Pass	16,615	135,963	192,016	96,137	24,106	41,457	29,297	—	535,591
Special Mention	—	—	2,152	4,782	—	10,850	196	—	17,980
Substandard	—	—	541	1,840	528	1,000	—	—	3,909
Other (1)	8,415	31,038	8,546	5,562	1,795	4,514	585	—	60,455
Total Construction	25,030	167,001	203,255	108,321	26,429	57,821	30,078	—	617,935

Lease Financing
Risk rating:
Pass	45,489	67,806	11,965	18,915	3,764	59,364	—	—	207,303
Special Mention	9,142	1,931	4,626	1,545	1,440	5,854	—	—	24,538
Substandard	2,697	1,651	368	1,207	—	523	—	—	6,446
Total Lease Financing	57,328	71,388	16,959	21,667	5,204	65,741	—	—	238,287

Total Commercial Lending	$1,297,152	$1,363,361	$1,106,182	$721,824	$452,495	$1,241,499	$1,479,852	$41,064	$7,703,429

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2020	2019	2018	2017	2016	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$300,079	$411,883	$353,197	$411,670	$362,197	$988,771	$—	$—	$2,827,797
680 - 739	50,937	72,139	64,920	65,992	43,666	161,897	—	—	459,551
620 - 679	6,098	12,708	12,060	12,648	10,789	55,000	—	—	109,303
550 - 619	2,006	1,824	3,533	3,389	3,032	13,329	—	—	27,113
Less than 550	—	—	1,204	1,907	528	6,324	—	—	9,963
No Score (3)	15,676	21,603	24,182	23,736	16,298	51,943	—	—	153,438
Other (2)	8,244	20,308	22,241	23,435	12,412	17,063	579	503	104,785
Total Residential Mortgage	383,040	540,465	481,337	542,777	448,922	1,294,327	579	503	3,691,950

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	626,897	858	627,755
680 - 739	—	—	—	—	—	—	169,547	1,283	170,830
620 - 679	—	—	—	—	—	—	48,655	1,013	49,668
550 - 619	—	—	—	—	—	—	14,276	562	14,838
Less than 550	—	—	—	—	—	—	6,661	212	6,873
No Score (3)	—	—	—	—	—	—	6,527	—	6,527
Total Home Equity Line	—	—	—	—	—	—	872,563	3,928	876,491
Total Residential Lending	383,040	540,465	481,337	542,777	448,922	1,294,327	873,142	4,431	4,568,441

Consumer Lending
FICO:
740 and greater	65,206	141,704	120,178	71,525	35,932	12,451	109,702	—	556,698
680 - 739	47,584	109,728	87,056	48,728	24,478	10,094	83,021	—	410,689
620 - 679	24,185	65,310	43,282	31,318	16,144	7,013	42,511	—	229,763
550 - 619	5,881	26,220	22,891	20,874	10,869	5,467	18,429	—	110,631
Less than 550	1,562	12,306	13,110	10,628	5,397	2,567	7,777	—	53,347
No Score (3)	3,799	124	125	126	27	1	34,281	—	38,483
Other (2)	594	9,160	96	2,225	72	6,804	73,598	—	92,549
Total Consumer Lending	148,811	364,552	286,738	185,424	92,919	44,397	369,319	—	1,492,160

Total Loans and Leases	$1,829,003	$2,268,378	$1,874,257	$1,450,025	$994,336	$2,580,223	$2,722,313	$45,495	$13,764,030

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation					Table 14
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Income Statement Data:
Net income	$20,049	$38,865	$72,433	$58,914	$142,357
Core net income	$20,204	$38,803	$72,612	$59,007	$144,664

Average total stockholders' equity	$2,697,775	$2,660,811	$2,610,565	$2,679,293	$2,575,775
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,702,283	$1,665,319	$1,615,073	$1,683,801	$1,580,283

Average total assets	$22,341,654	$20,313,304	$20,390,273	$21,327,479	$20,442,266
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$21,346,162	$19,317,812	$19,394,781	$20,331,987	$19,446,774

Return on average total stockholders' equity(1)	2.99%	5.87%	11.13%	4.42%	11.15%
Core return on average total stockholders' equity (non-GAAP)(1)	3.01%	5.87%	11.16%	4.43%	11.33%
Return on average tangible stockholders' equity (non-GAAP)(1)	4.74%	9.39%	17.99%	7.04%	18.17%
Core return on average tangible stockholders' equity (non-GAAP)(1)	4.77%	9.37%	18.03%	7.05%	18.46%

Return on average total assets(1)	0.36%	0.77%	1.42%	0.56%	1.40%
Core return on average total assets (non-GAAP)(1)	0.36%	0.77%	1.43%	0.56%	1.43%
Return on average tangible assets (non-GAAP)(1)	0.38%	0.81%	1.50%	0.58%	1.48%
Core return on average tangible assets (non-GAAP)(1)	0.38%	0.81%	1.50%	0.58%	1.50%

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
	2020	2020	2019	2019
Balance Sheet Data:
Total stockholders' equity	$2,701,897	$2,664,685	$2,640,258	$2,659,441
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,706,405	$1,669,193	$1,644,766	$1,663,949

Total assets	$22,993,715	$20,755,891	$20,166,734	$20,526,367
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$21,998,223	$19,760,399	$19,171,242	$19,530,875

Shares outstanding	129,866,898	129,827,968	129,928,479	133,508,212

Total stockholders' equity to total assets	11.75%	12.84%	13.09%	12.96%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.76%	8.45%	8.58%	8.52%

Book value per share	$20.81	$20.52	$20.32	$19.92
Tangible book value per share (non-GAAP)	$13.14	$12.86	$12.66	$12.46

(1)	Annualized for the three and six months ended June 30, 2020 and 2019 and three months ended March 31, 2020.

GAAP to Non-GAAP Reconciliation					Table 15
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Net interest income	$127,822	$138,683	$145,613	$266,505	$290,702
Core net interest income (non-GAAP)	$127,822	$138,683	$145,613	$266,505	$290,702

Noninterest income	$45,656	$49,228	$48,773	$94,884	$95,845
Losses (gains) on sale of securities	211	(85)	(21)	126	2,592
Core noninterest income (non-GAAP)	$45,867	$49,143	$48,752	$95,010	$98,437

Noninterest expense	$91,450	$96,466	$93,290	$187,916	$185,913
One-time items(1)	—	—	(261)	—	(522)
Core noninterest expense (non-GAAP)	$91,450	$96,466	$93,029	$187,916	$185,391

Net income	$20,049	$38,865	$72,433	$58,914	$142,357
Losses (gains) on sale of securities	211	(85)	(21)	126	2,592
One-time noninterest expense items(1)	—	—	261	—	522
Tax adjustments(2)	(56)	23	(61)	(33)	(807)
Total core adjustments	155	(62)	179	93	2,307
Core net income (non-GAAP)	$20,204	$38,803	$72,612	$59,007	$144,664

Basic earnings per share	$0.15	$0.30	$0.54	$0.45	$1.06
Diluted earnings per share	$0.15	$0.30	$0.54	$0.45	$1.06
Efficiency ratio	52.70%	51.33%	47.99%	51.99%	48.09%

Core basic earnings per share (non-GAAP)	$0.16	$0.30	$0.54	$0.45	$1.07
Core diluted earnings per share (non-GAAP)	$0.16	$0.30	$0.54	$0.45	$1.07
Core efficiency ratio (non-GAAP)	52.64%	51.35%	47.86%	51.97%	47.64%

(1)	One-time items included nonrecurring offering costs.
(2)	Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.